              [LETTERHEAD OF KPMG PEAT MARWICK LLP APPEARS HERE]



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The Board of Directors
America First Eureka Holdings, Inc.:


We consent to the incorporation by reference in the Joint Solicitation Statement/Prospectus included in the registration statement on Form S-4 of Bay View Capital Corporation of our report dated January 27, 1997, except as to note 24 to the consolidated financial statements, which is as of May 8, 1997, with respect to the consolidated balance sheets of America First Eureka Holdings, Inc. and Subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in Bay View Capital Corporation's Form 8-K dated June 23, 1997 and to the reference to our firm under the heading "Experts" in the Joint Solicitation Statement/Prospectus.


                                                        KPMG PEAT MARWICK LLP


San Francisco, California
September 10, 1997
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              [LETTERHEAD OF KPMG PEAT MARWICK LLP APPEARS HERE]



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The General Partner
America First Financial Fund 1987-A Limited Partnership:


We consent to the incorporation by reference in the Joint Solicitation Statement/Prospectus included in the registration statement on Form S-4 of Bay View Capital Corporation of our report dated January 27, 1997 with respect to the consolidated balance sheets of America First Financial Fund 1987-A Limited Partnership and Subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of income, partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996 annual report on Form 10-K of America First Financial Fund 1987-A Limited Partnership and to the reference to our firm under the heading "Experts" in the Joint Solicitation Statement/Prospectus.


                                                        KPMG PEAT MARWICK LLP


San Francisco, California
September 10, 1997